Exhibit 10.5

CONTRACT OF TRANSFER OF RIGHTS OF EXPLORATION, EXPLOITATION AND COMERCIALIZATION WHICH ON THE ONE HAND HELD SALVADOR MORA ALTOREE, CECILIO RIVERA OSUNA AND JORGE BALTAZAR VALDIVIA MONTES WHO APPEAR IN THEIR OWN RIGHT AND ALSO IN SUE CHARACTER OF MR. JOSE ROBERTO MORA SILVA,AS A WHOLE HEREINAFTER BE CALLED

AS THE ASSIGNOR AND ANOTHER MINING COMPANY, GRUPO SANTANDER ASESORES S.A. DE C.V., ON CHARACTER OF ASSIGNEE IN ACCORDANCE THE FOLLOWING:

DECLARATIONS:

THEY DECLARE THE ASSIGNORS: BY AND THROUGH ITS REPRESENTATIVE AND LEGAL AGENT OF MR. JOSÉ ROBERTO MORA SILVA

1. BE PROPERLY TRAINED FOR THE CONCLUSION OF THIS CONTRACT AND WHICH IS THEIR DESIRE TO ASSIGN THE RIGHTS OF EXPLORATION, EXPLOITATION AND COMMERCIALIZATION.

2. BE PROPRIETORS OF MINING CONCESSION "PILLI PAO”, WITH A SURFACE OF 250.0042 ACRES, LOCATED IN THE MUNICIPALITY OF COQUIMATLÁN, STATE OF COLIMA IN 51% FIFTY AND ONE BY OSUNA CILENTO CECILIO RIVERA AND 10% TEN PER CILENTO NOAH COVARRUBIAS SANCHEZ;" AS THE CREDITED WITH THE TITLE OF GRANTING MINING NUMBER 239618 WAS GRANTED TO THEM WITHIN THE EXPEDIENT NUMBER 102/00509, BY THE MINISTRY OF THE ECONOMY COORDINATION GENERAL OF MINING THE DIRECCTION GENERAL OF MINES THROUGH THE AGENCY OF COLIMA, COLIMA WITH ENTRY INTO FORCE ON JANUARY 31, 2012 TO 30 JANUARY OF THE 2062 DULY REGISTERED UNDER THE ACT NUMBER 278 TO FOJAS 139, VOLUME 391 MINING CONCESONS IN THE REGISTRY BOOK OF PUBLIC MINING IN CIUDAD DE MÉXICO, DISTRITO FEDERAL ON JANUARY 31, 2012.

3. BEING THE HOLDERS ONLY 100% OF THE MINING EXPLOITATION CONCESSION BEFORE THE MINISTRY OF ECONOMICS OF THE MINE DENOMINDA "PILLIPAO" WITH AN AREA OF 250.0042 ACRES (TWO HUNDRED AND FIFTY HECTARES, LOCATED IN THE MUNICIPALITY OF COQUIMATLÁN COLIMA, LOCATED IN THE MUNICIPALITY OF CQOQUIMATLAN, COLIMA, LA MOJONERA OR REGULATORY SNAL IS LOCATED AT 6100 METERS TO THE (SE) OF THE TOWN OF ARRAYANAL;) 8800 METERS TO THE (NW) OF THE CERRODEL BELL TOWER; 11900 MTS (NE) OF THE BAMBOOS VELADERO, MANIFESTING AS IT CONCERNS THE TITLE OF GRANTING MINING REFERRED THAT IS REGISTERED WITH NUMBER 239618 WAS GRANTED WITHIN THE RECORD NUMBER 102/00508 IN THE DIRECTORATE-GENERAL OF MINES OF THE SECETARIA OF ECONOMY IN THE CITY OF COLIMA STATE OF COLIMA. THE LIC JOSE ROBERTO MORA C. SILVA HAS THE POWERS NECESSARY AND SUFFICIENT TO ENTER INTO THIS AGREEMENT, TO VIRTUE THAT THEIR CO-ASSOCIATES, CECILIO RIVERA OSUNA HAS EARNED A GENERAL FOR LAWSUITS AND COLLECTIONS FOR ACTS OF ADMINISTRATION AND ACTS POWER E DOMAIN, AS IS CREDITED WITH WRITING PUBLISHES NO. 21,333. VOLUME 874 DATED 16 SIXTEEN OF THE YEAR 2011 DECEMBER TWO THOUSAND ELEVEN, BEFORE LIC. C. LAMBERTO MULBERRY MOSQUE, HOLDER OF THE NOTARY PUBLIC DO NOT. 12. TWELVE OF THE CITY OF TIJUANA BAJA CALIFORNIA AND AWARDED BY THE CONCESSIONAIRE COVARRRUIBAS SANCHEZ BY WRITING NOAH PUBLISHES NO. 10468 DATED 13 FEBRUARY THIRTEEN YEAR 2012 TWO THOUSAND TWELVE NOT CONFERRED TO THE C. LIC ISIDORE MORALEZ FERNANDEZ, OWNER OF THE NOTARY PUBLIC. 6. IN THE CITY OF COLIMA, COLIMA.

4. CURRENTLY MINE SUBJECT TO EXPLOITATION, CALLED "PILLIPAO" DENOUNCED IS LOCATED WITHOUT ANY WORK EXPLORATION, AND UNTAPPED, BY WHICH TO COMPLETE SUCH WORKS OF EXPLORATION, AND CARRY OUT ITS EXPLOITATION, REQUIRE OF SUFFICIENT CAPITAL TO DEVELOP WORK DIRECT OF ADVICE GEOLOGICA AIMED TO STUDY AND PROPERLY DETERMINE THEIR POTENTIAL TO QUANTIFY ITS PROVEN RESERVES AND PROBALES DOING THE NECESSARY WORK OF EXPLOCACION IN DIRECT WORK.

5. WHAT HAS LED TO OUT MULTIPLE ANALYSIS LABORATORY AND ACCORDING TO THEM, THE ORE THAT EMERGES ON THE SURFACE HAS A PROPER CONCENTRATION OF IRON IN A 63.5% AND THEREFORE, THAT THE SITE HAS A SUITABLE POTENTIAL HOWEVER TO DATE, STUDIES OF QUANTIFICATION OF RESERVES FOR DIRECT WORK OR DRILLING, TO DETERMINE IF THEY ARE SUITABLE TO ACHIEVE THE EXPLOITATION OF THE DEPOSIT.

6. THAT IS THEIR DESIRE TO ENTER INTO THIS AGREEMENT WITH THE OBJECT OF RESULTS NECESSARY TO CARRY OUT THE WORKS DESCRIBED IN TO THE ABOVE PARAGRAPH, AND IF APPROPRIATE AND CERTAIN QUANTIFICATION OF MINERAL POTENTIAL THAT SO FAR INDICATE THE STUDIES MADE CONTINUE WITH THE WORK OF HOLDING BY THE TRANSFEREE UNTIL THE PILLIPAO IRON ORE DEPOSIT CARRYING OUT INSTALLATION OF THE EQUIPMENT AND MACHINERY SUITABLE AND NECESSARY BENEFIT USING THE PROPER EQUIPMENT THE LARGEST POSSIBLE AMOUNT OF IRON ORE.

7. BE THE INVESTMENT OF RESOURCES AND IMPLEMENTATION OF EXPLORATION THAT ALLOW THE EXPLOITATION OF THE MINE PILLIPAO THEIR EXPLOITATION AS WELL AS THE COMMERCIALIZATION WORK CARRIED OUT BY THE TRANSFEREE AND THE SALE OF IRON ORE WITH A MINIMUM PURITY OF THE 63.5% THE AMOUNT OF USD $6.00 USD PER TON FROM THE SALE OF SUCH ORE OF IRON TO THE 63.5% ONCE MARKETED IN THE NEARBY PORT.

8. THAT MEET ECONOMIC, TECHNOLOGICAL CAPACITY AND EXPERIENCE OF THE TRANSFEREE AND SUCH VIRTUE IS THEIR DESIRE TO CELEBRATE, THIS AGREEMENT, UNDER THE TERMS OF THE CLAUSES THAT HENCEFORTH BE EXPRESSED:

IX.-"SELLERS" MANIFEST UNDER PROTEST OF TRUTH THAT SO FAR HAS NOT HELD WITH ANY PERSON, PHYSICAL OR MORAL, NO OPERATION BY VIRTUE OF WHICH HAS HAD TRANSMITTED RIGHTS THAT ARE ON THIS "DENOUNCED MINER".
DECLARES THE "ASSIGNEE" TO:

X IS A FAIRLY ESTABLISHED AND EXISTING COMPANY IN ACCORDANCE WITH THE GENERAL LAW OF MERCANTILE SOCIETIES, AND HAS THE LEGAL CAPACITY TO ENTER INTO THIS AGREEMENT

XI. LEGAL REPRESENTATIVE HAS WITH THE MORE EXTENSIVE POWERS TO ENTER INTO THIS AGREEMENT.

XII. THAT IS THEIR DESIRE TO ACQUIRE THE RIGHTS THAT CORRESPOND TO THE PART "COUNT" "DENOUNCED MINER".

XIII. THE "ASSIGNEE" WHO KNOWS "PILLIPAO 2" WHICH IS DESCRIBED IN THE II AND III DECLARATIONS, AND MINE IS MATERIAL OF THIS AGREEMENT, AS WELL AS HAVING THE ECONOMIC MEANS AND HUMAN TECHNICAL ELEMENTS, AS WELL AS OF ORGANIZATION ADMINISTRATION NEEDED TO TAKE OUT THE FULFILLMENT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

EXPOSED ABOVE, PARTIES ARE RECOGNIZED EACH OTHER THE CHARACTER AND PERSONALITY THAT APPEAR AND AGREE TO THE FOLLOWING.

CLAUSES

FIRST. SUBJECT OF THE CONTRACT-GIVES "LICENSOR" AND "CESIONARIO" ACCEPTS ALL OF THE RIGHTS OF EXPLORATION, EXPLOITATION AND MARKETING OF THE DENOUNCED MINER DENOMINDADO "PILLIPAO 2" JOINING EFFORTS KNOWLEDGE AND EXPERIENCE TO PERFORM THE WORKS SUBJECT TO MINING PROJECTS AND PLANS AND PREVIOUSLY APPROVED BY THE PARTIES TO ADEQUATELY BENEFIT THE "DEPOSIT" UNTIL THIS, AND TO THE SALE OF IRON ORE WITH A MINIMUM PURITY OF THE 63.5%.

THE SECOND. CONTRIBUTIONS AND OBLIGATIONS OF THE PARTIES.

(A) THE ASSIGNORS CONTRACT THE FOLLOWING OBLIGATIONS

1 GRANT "ASSIGNEES" ALL THOSE POWERS NECESSARY TO OPERATE THE MINING PROJECTS, WORKS, PLANS AND STRATEGIES, TO CARRY OUT EXPLORATION AND WHERE EXPLOITATION, THE "SITE", AS WELL AS ITS MARKETING.

A. 2 ALL PERMISSIONS TESTER TO THE EXPLOITATION OF THIS SITE WILL BE OBTAINED BY THE "ASSIGNS" THE ENVIRONMENTAL IMPACT PERMIT; THE CONSENT OF THE STATE OF COLIMA THAT CERTIFIES THAT THE AREA OF OPERATION IS NOT PROTECTED AREA; THE AGREEMENT OF EXPLOITATION GRANTED BY THE COMMUNITY THE ABOVE GIVE IT THE "TRANSFERORS" WITHOUT RESTRICTION ANY THUS FORCING THE "ASSIGNEE" BECOME RESPONSIBLE OF THE USE AND MANAGEMENT OF SUCH DOCUMENTATION, AND DURING ALL THE TIME THAT THIS FORCE THIS AGREEMENT.

(B) A AS A RESULT OF THE FOREGOING, "SELLERS", UNDERTAKE TO CONSIDER AS "ASSIGNEES" OBLIGATIONS AS FOLLOWS:

B. 1 THE INITIATION OF THE WORK OF HOLDING.

C. 2 THE SUPERVISION OF INSTALLATION, OPERATION AND MAINTENANCE OF THE IRON ORE PROCESSING PLANT.

D. 3 - UPDATE THE PERMISSIONS OF ENVIRONMENTAL IMPACT, IF THERE IS A PREVIOUS AGREEMENT IN COORDINATION WITH THE "ASSIGNEE", WILL AN AGREEMENT WITH THE NEARBY COMMUNITY TO OBTAIN THEIR CONSENT TO BEGIN THE WORK OF HOLDING.

E 4 - SEARCH AND ACQUISITION OF EQUIPMENT, UPDATED MACHINERY, AND THE HIRING OF STAFF ACCORDING TO PROVISIONS OF THE MINING PROJECT, AGREED BY PARTIES, FOR THE ACHIEVEMENT OF PURPOSES OF BENEFIT "RESERVOIR".

F 5. THE REALIZATION OF EXPLOITATION AND EXTRACTION OF IRON ORE PIT UNCOVER BRASSIERES FROM THE "SITE".

G 6. HAULING THE ORE TO THE CRUSHING PLANT.

H. 7 TRANSPORT OF ORE PROCESSED, AND STANDARDIZED IRON STORAGE FOR YOUR CERTIFICATION AREA.

PRESENTATION AND CONTRAPRESTRACION, IS AGREED PRO PARTS CONTRIBUTED BY THEM, IN THE TERMS OF THIS INSTRUMENT WILL BE APPLIED EXCLUSIVELY TO THE REALIZATION AND FULFILMENT OF THE EXPLOITATION OF THE DEPOSIT OF IRON CALLED "PILLIPAO" WHICH IS MATTER OF EAST AGREEMENT AND YOU MUST REMAIN SEATED, WHEN THIS IS POSSIBLE CONTABLMENTE, DULY REGISTERED IN THE ACCOUNTING THAT THE EFFECT IS CARRIED SEPARATELY.

THE ASSIGNORS ARE COMPLIANT AND SO THE CONVENIEN AND EXPRESSLY THE ACPET TO RECEIVE AS ADVANCE PAYMENT TO COUNT ORE EXTRACTED THE AMOUNT OF USD $$ 50,000.00 AMOUNT THAT FAITH IN ACCORDANCE BY THE ASSIGNORS PREVIOUSLY RECEIVED SIGNATURE OF EAST CONTRACT AND THE SUM OF $6.00 PER TONNE OF ORE OF IRON EXTRACTED FROM THE SITE AND SOLD THROUGH THEIR SALE, WITH A MINIMUM OF PURITY OF THE 63.5% CERTIFIED BY SGS AS CONSIDERATION WILL AMOUNT.

HOMES - FOR THE PURPOSES OF THE PRESENT CONTRACT WILL BE THE SITE OF PILLIPAO WITH 250.0042 SURFACE HASACREAS.

LES CENDENTES, LICENCIADO JOSÉ ROBERTO MORA SILVA, THE LOCATED AT HERIBERTO JARA #2715 COLONIA EMILIANO ZAPATA, 21480
IN TECATE BCN MEXICO, MR CECILIO RIVERA OSUNA, LOCATED IN CALLE CONCORDIA, #18202-104 FRANCCIONAMENTE CAMPESTRE MURÚA IN TIJUANA BCN CP 22520, AND MR NOE SANCHEZ COVARRUBIAS, LOCATED IN CERRO LOS LAURELES SN VILLAGE CIDER CP 28400, COQUIMATLÁN, ESTADA OF COLIMA.

LOCATED IN THE SAME SITE ASSIGNEES.

RESERVING THE RIGHT TO CHANGE THEIR WRITTEN PARTS SELLERS AND TRANSFEREE NOTICE DOMICILLOS

ADMINISTRATION – IS RELATED TO THE ADMINISTRATION OF EXPLORATION, EXPLOITATION, SELECTION OF EQUIPMENT, HIRING STAFF AND EVERYTHING RELATED TO THE EXTRACTION AND MARKETING OF MATERAL MINERAL OBJECT.

FIRST - SUBJECT OF THE CONTRACT. THE ASSIGNOR IN THEIR OWN RIGHT AND ALSO IN THE ROLE OF AGENT FABIAN CEDE THE RIGHTS OF EXPLORATION, EXPLOITATION AND MARKETING TO THE ASSIGNEE COMPANY CALLED GEO IRON RESOURCES SOCIETY ANONIMA DE CAPITAL VARIABLE WITH THE MINE CALLED “MARIAS” IN ORDER THAT THE ASSIGNEE CAN PERFORM EXPLORATION, EXPLOITATION, EXTRACTION AND COMERCIALIZATION OF THE MINERAL IRON AND OTHER MEXICAN MINERALS THAT CORRESPOND TO PROPERTIES MINERS WITHIN THE AREA OF THE CONCESSION CALLED MARIAS IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT. BY JOINING THEIR EFFORTS, KNOWLEDGE AND EXPERIENCE TO CARRY OUT THE WORKS IN ACCORDANCE WITH THE MINERS, OF WORKS PROJECTS, PLANS AND STRATEGIES TO BENEFIT ADEQUATELY THE DEPOSIT UP TO EXHAUST THIS AND REACH VENTE LA OF IRON ORE WITH A MINIMUM OF 60% PURITY CERTIFICATE BY SGS.

SECOND - OBLIGATIONS OF THE TRANSFEROR. THE ASSIGNOR IS REQUIRES:

2.1 GRANT TO THE ASSIGNEE ALL THOSE FACILITIES NECESSARY TO OPERATE THE MINING PROJECTS, WORKS, PLANS AND STRATEGIES, TO CARRY OUT EXPLORATION AND IN YOUR CASE THE EXPLOITATION AND MARKETING OF THE SITE.

2.2 PERMISSION OF EXPLOITATION GRANTED BY THE COMMUNITY.

2.3 CARRY OUT PAYMENTS AND ALLOWANCES TO THE BROKERS INVOLVED IN NEGOTIATIONS AT THE CONCLUSION OF THIS CONTRACT.

2.4 ENSURE THE FREE PASSAGE OF THE ASSIGNEE ITS REPRESENTATIVES AND WORKERS FOR THE FREE AND PEACEFUL REALIZACOIN OF THE WORK REQUIRED FOR THE PURPOSE OF THIS CONTRACT.

THIRD. OBLIGATIONS OF THE TRANSFEREE. THE TRANSFEREE IS OBLIGED:

3.1. THE INITIATION OF THE WORK OF EXPLOITATION. WHICH WILL GET PERMISSIONS RELATING TO THE EXPLOITATION OF THIS DEPOSIT.

3.2. THE SEARCH AND ACQUISITION OF EQUIPMENT, UPDATED MACHINERY, AND HIRING STAFF AS PROVIDED FOR IN THE PROJECT OF EXPLOITATION MINING FOR THE BENEFIT OF THE SITE.

3.3. THE REALIZATION OF THE EXPLOITATION AND EXTRACTION OF ORE OF IRON OPEN-PIT DEPOSIT.

3.4. THE OPERATION OF THE ORE CRUSHING PLANT.

3.5. THE TRANSPORT OF THE ORE PROCESSING AND STANDARDIZED STORAGE FOR SUECERTIFICACION IRON.

3.6. THE TRANSPORT OF ORE TO THE PORT OF EMBARKMENT.

3.7. ONCE INITIATED EFFORTS TO EXPLOIT THE ORE DEPOSIT THE ASSIGNEE IS OBLIGATED, TO MAKE AVAILABLE TO THE ASSIGNOR'S MONTHLY PRODUCTION REPORT AND RECORDS PROOF OF WEIGHTS OF THE ORE EXTRACTED AND MARKETED.

FOURTH - TERM.

THIS AGREEMENT IS KEPT CURRENT UP TO EXHAUST THE “YACIMIENTO” OR UNTIL THE WORKING CONDITIONS ARE BECOME IMPOSSIBLE, DANGEROUS OR UNAFFORDABLE FOR EXPLOITATION, WHICH MAY BE REVIEWED BY BOTH PARTIES EVERY 12 MONTHS TO THE CITY OF GUADALAJARA, JALISCO, ANALYZING THE TERMS AND CONDITIONS OF COMMON AGREEMENT.

FIFTH - CONTINUATION.

IF IN A TERM OF 60 CALENDAR DAYS, THE CONDITIONS OF EXPLORATION, EXPLOITATION AND COMERCIALIZATION OF THE SITE BECOME APPROPRIATE IN DIRECTION OPPOSITE TO WHAT WAS AGREED IN THE FOURTH CLAUSE IMMEDIATE PREVIOUS WILL CONTINUE WORK ON THE SAME TERMS AS ARE CONTAINED IN THIS AGREEMENT.

SIXTH. - PAYMENT OF ROYALTIES.

THE PAYMENT OF ROYALTIES BY MINERAL EXTRACTED IS WEEKLY ACCORDING TO THE TONS OF IRON ORE, SHAPE, HEAVY, UNLOADED PRODUCT OF ASSIGNEE WHO WILL ELECTRONICALLY TRANSFER PAYMENT TO THE ACCOUNT FOR SUCH EFFECTS AS SPECIFIED.  DDED AS ANNEX “C” EITHER NON-NEGOTIABLE CHEQUE ON BEHALF OF THE ASSIGNOR, ON PRESENTATION OF INVOICE THURSDAYS OF EVERY WEEK SO THAT THE PAYMENT IS MADE IMMEDIATELY AFTER WEDNESDAY THE PRESENTATION OF THE SAME. INVOICE MUST COMPLY WITH TAX REQUIREMENTS, AND IS IN TURN ALLOW THE TASKS OF SUPERVISION, INSPECTION, CHECKOUT, AND VERIFICATION OF EXTRACTED ORE.

SEVENTH - ROYALTIES AND COMPENSATIONS.

THE ROYALTY SHALL BE DETERMINED IN ANNEX E. PER TONNE EXTRACTED HEAVY AND UNLOADED IN THE COURTYARD OF THE ASSIGNEE THAT IS WITH A MINIMUM OF 60% PURE AND CERTIFIED BY SGS, AS CONSIDERATION WILL AMOUNT. IF THE EXTRACTED ORE FAILED TO COMPLY WITH THE SPECIFIED PURITY WILL BE DISCUSSED BY THE PARTIES. THE DISCOUNT THAT IS SEND TO THE PAYMENT OF THE ROYALTY. BEING RIGHT TO THE ASSIGNEE THE RETURN OF ORE TO BE USED AS BEST SUITS THE INTERESTS OF THE ASSIGNOR DISCOUNTING EXPENDITURES INCURRED.

EIGHTH- CESSATION OF PAYMENT OF ROYALTIES-

THE PAYMENT OF ROYALTIES TO RIGHTS BY CLAUSES ADDRESSED PREVIOUS SIXTH AND SEVENTH CEASE; IF THERE IS SUBSEQUENT SALE TO THE SIGNING OF THIS CONTRACT, THAT SEE THE RIGHTS TO RECEIVE PAYMENT OF EXTRA CONSIDERATION AND THAT IS GIVE
EXCLUSIVELY BETWEEN THE ASSIGNOR PARTIES AND ASSIGNEE AND AS SALES FALL IN THE SAME PERSON, EITHER PHYSICAL OR MORAL. OVERCOME THE DUALITY OF PERSONALITY ON THE CONTENT OF THE CLAUSES SIXTH AND SEVENTH.

NINTH - DOCUMENTS. TO PROVIDE THE NECESSARY DOCUMENTATION REQUIRED BY THE ASSIGNEE FOR GOVERNMENTAL UNITS.

DECIMA - PASSAGES.

THE ASSIGNOR HAS THE RIGHT TO APPOINT SUITABLE PERSON TO REPRESENT AT THE TIME THE ORE EXTRACTED BEFORE THE ENTRANCE TO THE COURTYARD OF THE ASSIGNEE AND NOT ANY REPRESENTATIVE BE PRESENT THE ASSIGNEE IS COMMITTED TO DELIVER COPY OF ALL WEIGHINGS AT THE REQUEST OF THE ASSIGNOR AT THE TIME IN WHICH IT IS REQUESTED FOR WHICH WILL KEEP THE ORIGINAL UNTIL THE DATE OF THE INVOICE.

PARTIES AGREE THAN THURSDAYS AT 12:00 HOURS EACH WEEK , THE COLLECTION AT THE PORT IN MANZANILLO, COLIMA, THE WEIGHT (TONNAGE) EXTRACTED PRODUCT IS HAS A NOTE OF ENTRY COVERING THE ORE ACCOUNTED TOGETHER WITH NOTE OUTPUT OF ORE FROM THE MINE, WHICH MUST MATCH. IF IT DOES NOT HAPPEN, TIME IS SET TO DETERMINE THE PAYMENT TO PERFORM.

TENTH - ACCESS TO THE PORT OR DOCK.

THE ASSIGNOR HAS THE RIGHT TO ENTER THE COURTYARD OF THE TRANSFEREE IN DAYS AND HOURS FOR THE PURPOSE OF OVERSEEING WEIGHTS AND MATERIALS EXTRACTED FROM THE SITE WHICH SHALL NOTIFY THE TRANSFEREE WITH 24 HOURS IN ADVANCE FOR CONDITIONS SUITABLE FOR THE VISITS THAN NECESSARY AND THIS DOES NOT DISRUPT THE WORK OF THE STAFF RESPONSIBLE FOR YOUR CARE AND SUPERVISION.

REPORTS. THE ASSIGNEE IS COMMITTED TO BE PRESENT IN TIME AND BEFORE GOVERNMENT AGENCIES TO PROVIDE REPORTS BEFORE THE SECRETARY OF ECONOMIC AS ALSO TO THE MINISTRY OF THE ENVIRONMENT AND NATURAL RESOURCES (SEMARNAT) OF PERFORMED WORKS, DELIVERING COPIES OF EACH ONE OF THEM THE SCENDING FOR ITS CONTROL AND MANAGEMENT.

THE ASSIGNEE SHALL TAKE CARE THAT THE EXPLOITATION WORKS DOES NOT EXCEED AUTHORIZED COORDINATES AND MUST COMPLY WITH TECHNICAL STANDARDS APPLICABLE TO GEOLOGICAL SPECIFICATION, WHILE RESPECTING ALL THE TIME ENVIRONMENTAL STANDARDS CONCERNING THE DECLARATION OF ORIGIN.

RIGHTS AND PAYMENTS. THE ASSIGNOR IS COMMITTED TO MAKE SEMI- ANNUAL PAYMENTS TAX ON THE RIGHTS OF THE TITLE CALLED MARIAS IN TIME AND FORM.  IN CASE THAT THE ASSIGNOR DOES NOT COMPLY WITH SUCH OBLIGATIONS, THE TRANSFEREE AT ALL TIMES MUST MAKE THESE PAYMENTS OF THE TOTAL CONCEPT OF THE ESTABLISHED ROYALTY IN THE SEVENTH CLAUSE THE MATCH THE RESPECTIVE RECEIPT OF PAYMENT MADE TO THE ASSIGNOR.

AUTHORIZATION AND LICENSES. THE TRANSFEREE IS FORCES ON THEIR OWN AND COST TO OBTAIN AND HOLD FORCE ALL AUTHORIZATIONS, LICENSES AND PERMITS THAT IS REQUIRED TO CARRY OUT THE EXPLORATION, EXPLOITATION, EXTRACTION AND MARKETING OF MINERAL IRON AND OTHER MEXICAN MINERALS OBJECT OF THE PRESENT CONTRACT.

OPERATING COSTS. EXPENDITURES THAT IS GENERATED DURING PERFORMANCE OF THIS CONTRACT SHALL BE BORNE BY THE TRANSFEREE RELATING TO EXPLORATION WORKS, EXPLOITATION AND COMMERCIALIZATION OF MINERAL EXTRACTED WITH A MINIMUM OF 60% PURITY DEGREE LAW IN RELATION TO THE OBJECT OF THIS AGREEMENT.

DISTRIBUTION AND PROTECTION OF MINERAL. THE ASSIGNEE OPERATES SEVERAL DEPOSITS OF IRON ORE AND IS THEREFORE THAT IS COMMITTED TO SEPARATE FULLY IDENTIFY THE SOURCE OF ALL THE ORE THAT IS FOUND TO EFFECTIVELY AND CLEARLY SEPARATE THE ORE THAT HAS BEEN EXTRACTED FROM THE SITE OBJECT OF THIS CONTRACT.

RESPONSIBILITY OF THE WEIGH-IN. IT IS RESPONSIBILITY OF THE TRANSFEROR OR BY A PERSON OF TRUST AND BE AT THE TIME OF THE WEIGH-INS PRIOR TO THE ENTRY OF THE MINERAL IN THE COURTYARD OF THE ASSIGNEE AND IS THE RESPONSIBILITY OF THE TRANSFEREE SAVE RECEIPTS FOR PASSAGE IN CASE THERE IS NO REPRESENTATIVE OF THE TRANSFEROR UNTIL THEY ARE SHOWN AND REGISTERED BY THE TRANSFEROR OR PERSON OF CONFIDENCE.

LABOR, CIVIL LIABILITY OR CRIMINAL. THE ASSIGNOR ASSUMES NO RISK OR RESPONSIBILITY WITH WORKERS, ADMINISTRATIVE PERSONNEL AND TRUSTED THAT YOU WORK AT THE MINE, EQUALLY ASSUMES NO RISK OR DISCLAIMERS IN IT CONCERNING OCCUPATIONAL ACCIDENTS AND EMPLOYER-EMPLOYEE CONTRIBUTIONS, THE MEXICAN INSTITUTE OF SOCIAL INSURANCE, IN RELATION TO THE OBJECT OF THE PRESENT CONTRACT. LIKEWISE THE ASSIGNEE IS ASSUMED AS THE ONLY RESPONSIBLE TO PARTICULARLES OR MUNICIPAL AUTHORITIES, ESTATLES OR FEDERAL CIVILIAN, CRIMINAL, IF NEED BE THAT EXPLOSION OR REMOVE THE PRODUCT, UNAUTHORIZED AREAS OR CAUQUIER ANOTHER SITUATION THAT JURISDICTION ITS EXTRACTION PROCESS, AND MUST BRING IN PEACE AND UNLESS THE TRANSFEROR OF ANY LEGAL ACTION THAT COULD BE LODGED AGAINST AND MAKE DISCLAIMER OF THE ASSIGNEE.

RIGHTS OF PASSAGE. ASSIGNOR WILL BE RESPONSIBLE FOR PAYING THE OWNERS OF TERRESTRIAL HEAT DRILLINGS, AND/OR OWN INTERMEDIARIES IN THE AREA, RIGHTS-OF-WAY AND ANY OTHER RIGHT, SHARE OR USE THAT TO THAT END MIGHT CAUSE.

ENROLLMENT AND RATIFICATION COSTS. THE COSTS OF FEES AND RIGHTS AS IS GENERATED BY CONCEPT OF RATIFICATION AND REGISTRATION OF THIS AGREEMENT WILL BE IN CHARGE OF THE ASSIGNEE.

ASSIGNMENT. NEITHER PARTY MAY ASSIGN THE RIGHTS AND OBLIGATIONS SET OUT IN THIS AGREEMENT TO ANY THIRD PARTY, EXCEPT WITH THE PRIOR CONSENT BY WRITTEN ON THE OTHER HAND, HOWEVER THE ABOVE THE TRANSFEREE SHALL HAVE THE POWER TO DESIGNATE ANY OF THEIR FILLIALES COMPANIES, SO ASSUME ACCUMULATION OF OBLIGATIONS AND RESPONSIBILITIES WHICH BY VIRTUE OF THIS CONTRACT HAS ACQUIRED OBLIGANDOSE THEREFORE GIVE THE ASSIGNOR WITH 15 DAYS PRIOR NOTICE OF SUCH DESIGNATION IN WRITING TO THE DATE SCHEDULED FOR THE ASSIGNMENT.

NOTIFICATIONS. ANY NOTICE OR NOTIFICATION THAT SHALL HACERCSE THE PARTIES IN CONNECTION WITH THIS CONTRACT SHALL BE BY WRITTEN ACKNOWLEDGEMENT OF RECEIPT TO THE DOMICILLIOS BEFORE MENCIONADES OR TO ANY OTHER ADDRESS THAN WITH POSTERIORDAD COULD POINT THE PARTIES MAY MAKE ANNOUNCEMENTS AND VERBAL NOTIFICATIONS PROVIDED SUCH NOTICES OR NOTIFICATIONS TO BE CONFIRMED IN WRITING WITHIN 24 TWENTY-FOUR HOURS NOTICE TO CONFIRMFOR THE PURPOSES OF ITS VALIDITY.

THE HEADLINES THAT APEARS AT THE BEGINNING OF EACH OF THE CLAUSES THAT THEY INTEGRATE THIS AGREEMENT ONLY ARE INSERTED FOR REFERENCE PURPOSES AND IN ORDER TO FACILITATE ITS READING AND MANAGEMENT.

LEGISLATION. THE PARTIES TO THIS AGREEMENT AGREE THAT THE PLACE TO GATHER, REMEMBER, COMMENCE CONTRACTS, AGREEMENTS AND MINUTES DESCRIBED THE PHASES OF THE PROCESS FOR THE PURPOSES OF THE BUSINESS WILL BE IN THE CITY OF GUADALAJARA, JALISCO, BY WHAT IS SUBJECT TO INTERPRETATION AND ENFORCEMENT OF THE LEGISLATION IN FORCE IN GUADALAJARA, JALISCO, MEXICO.

CONFIDENTIALITY - PARTIES AGREE TO HOLD STRICT CONFIDENTIALITY AND NOT TO MAKE KNOWN TO ANY PERSON, SOCIETY OR ORGANIZATION ANY INFORMATION WHICH HAS THE NATURE OF CONFIDENTIAL IN TERMS THAT ARE LISTED BELOW.

TAXES. EACH OF THE PARTIES IS COMMITTED TO COVER THE TAXES THAN THE LAW THEM CORRESPONDING REVENUES DERIVED FROM THIS AGREEMENT, FREEING THE OTHER PARTY OF ANY RESPONSIBILITY TO RESPECT.

INVALIDITY OR ILLEGALITY. THE INVALIDITY OR ILLEGALITY OF ANY OF THE PROVISIONS OR CLAUSES OF THIS CONTRACT NOT AFECTURA TO OTHER PROVISIONS OF THE SAME, BUT THIS SHOULD BE INTERPRETED CONSIDERING THAT SUCH PROVISIONS WERE NEVER AGREED.

CANCELLATION. CONTRACT IS CANCELLED AUTOMATICALLY IN CASE OF FAILURE TO COMPLY WITH THE CLAUSES OF THE PRESENT WITHOUT HAVING TO APPEAR IN THE COURTS OF ANY STATE MUTUALLY PRO ABMAS PARTS.

CONSENT. THE PARTIES DECLARE THAT THE CONCLUSION OF THE PRESENT CONTRACT THAT THERE DOES NOT EXIST INJURY, BAD FAITH, VIOLENCE, OR ANY OTHER DEFECT OF CONSENT THAT COULD INVALIDATE THE AGREEMENT. AWARE PARTS OF THE CONTENT AND LEGAL SCOPE OF THIS AGREEMENT OR RATIFY AND SIGN IN TRIPLICATE IN THE CITY OF MANZANILLO, COLIMA, ON JUNE 15, 2012, FALLING SOMEWHAT IN THE HANDS OF EACH OF THE PARTIES TO THE SIGN OF CONFORMITY AND HAS TO BE AWARE OF THE CONTENT OF ITS CLAUSES CONTRACTING PARTIES TO SIGN BEFORE A NOTARY OR CORRIDOR PUBLIC FOR PURPOSES OF ITS RATIFICATION.

(SIGNATURES OF THE PARTIES)